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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549

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                                    Form 8-K

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                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2004

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                                  First Bancorp
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             (Exact Name of Registrant as Specified in its Charter)

       North Carolina                   0-15572                 56-1421916
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)        Identification Number)

341 North Main Street, Troy, North Carolina                      27371
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 (Address of Principal Executive Offices)                      (Zip Code)

                                 (910) 576-6171
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former Name or Former Address, if changed since last report)

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                                  First Bancorp
                                      INDEX

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      Item 7 - Exhibits                                                3

      Item 9 - Regulation FD Disclosure                                3

      Signatures                                                       4

      Exhibit 99 (a) News Release dated July 30, 2004                  5

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Item 7 -- Exhibits

      99(a) Additional Exhibits - News Release dated July 30, 2004

Item 9 -- Regulation FD Disclosure

      On July 30, 2004, the Company issued a news release to announce that an additional 250,000 shares of the Company's common stock had been approved for repurchase by the Company's board of directors. The news release is attached hereto as Exhibit 99(a) and is incorporated herein by reference.

Disclosures About Forward Looking Statements

     The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           First Bancorp

July 30, 2004                          By: /s/ James H. Garner
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                                           James H. Garner
                                           President and Chief Executive Officer